UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14, 2009
SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)

444 Castro Street, Suite #707
Mountain View, CA 94041
 (Address of Principal Executive Offices)
(650) 688-5800
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Conditions.

On August 14, 2009 Solar EnerTech Corp. (the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Earnings release dated August 14, 2009 regarding the Company’s financial results for the third fiscal quarter ended June 30, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2009	SOLAR ENERTECH CORPORATION

	By:	/s/ Steve Ye
Steve Ye Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release dated August 14, 2009 regarding the Company’s financial results for the third fiscal quarter ended June 30, 2009.